UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2009

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-71094	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

As previously disclosed, Herbst Gaming, Inc. (the “Company”) and certain of its subsidiaries (the “Subsidiary Guarantors”) have filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”).  On September 18, 2009, the Company and the Subsidiary Guarantors (collectively, the “Debtors”) filed with the Bankruptcy Court a Certification of Acceptance of Debtors’ First Amended Plan of Reorganization (the “Ballot Summary”) reporting that each class of claims from whom solicitation was required had accepted the Debtors’ First Amended Plan of Reorganization as of the voting deadline on September 15, 2009.  A copy of the Ballot Summary as filed with the Bankruptcy Court is attached hereto as Exhibit 99.1.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1	Certification of Acceptance of Debtors’ First Amended Plan of Reorganization (Ballot Summary) filed September 18, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: September 22, 2009	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Certification of Acceptance of Debtors’ First Amended Plan of Reorganization (Ballot Summary) filed September 18, 2009.